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                                                                EXHIBIT 10.16(b)

                              REVOLVING CREDIT NOTE

$12,307,720.00                                                New York, New York
                                                                October 24, 2003

         FOR VALUE RECEIVED, the undersigned, STANADYNE CORPORATION, a corporation organized under the laws of the State of Delaware ("Stanadyne") and PRECISION ENGINE PRODUCTS CORP., a corporation organized under the laws of the State of Delaware ("Precision"; and together with Stanadyne, each individually, a "Debtor" and collectively, the "Debtors"), HEREBY PROMISE TO PAY, jointly and severally, to the order of GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company ("Payee"), at the offices of GMAC COMMERCIAL FINANCE LLC, as agent, at 461 Fifth Avenue, 21st Floor, New York, New York 10017, or at such other place in the United States of America as Agent may from time to time designate, the principal sum equal to the lesser of (a) TWELVE MILLION THREE HUNDRED SEVEN THOUSAND SEVEN HUNDRED TWENTY DOLLARS ($12,307,720.00) or (b) the aggregate unpaid principal amount of all Advances (each as defined in the Loan Agreement referred to below) made by Payee to Debtor, which amount shall be payable by Debtor in lawful money of the United States of America and in immediately available funds in accordance with the terms of the Loan Agreement. Debtors hereby further promise to pay, jointly and severally, interest to the order of Payee on the unpaid principal balance hereof at the rates and in the manner and in accordance with the terms and provisions of the Loan Agreement, which terms and provisions are hereby incorporated herein by reference.

         For the purposes hereof, "Loan Agreement" shall mean that certain Loan and Security Agreement dated of even date herewith, by and among GMAC Commercial Finance LLC, as collateral agent and administrative agent ("Agent") for itself and the lenders from time to time party thereto ("Lenders"), Debtors and Stanadyne Automotive Holding Corp., as the same now exists or may hereafter be amended, restated, renewed, replaced, substituted, supplemented, extended, or otherwise modified. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         This Note evidences the aggregate outstanding principal balance, from time to time, of the Revolving Advances made by Payee to each Debtor pursuant to the Loan Agreement, the aggregate principal amount of which at any one time outstanding Payee intends not to exceed, with respect to each Debtor, the greater of (a) applicable Debtor's Individual Maximum Revolving Advance Amount and (b) the applicable Debtor's Individual Formula Amount. It is contemplated that there may be times when no indebtedness is owing hereunder; but notwithstanding any such occurrence or occurrences, this Note shall remain valid and shall be in full force and effect as to the Revolving Advances made subsequent to each such occurrence.

         This Note is secured by the Collateral and is entitled to all of the benefits and rights as set forth in the Loan Agreement and the Other Documents. At the time any payment is due hereunder, at its option, Agent may charge the amount thereof to any account of any Debtor maintained by Agent.

         If any Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Agent and Payee under the Loan Agreement and the Other Documents, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and

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concurrently, any or all of the Obligations, including, without limitation, all amounts owing under this Note, may, as provided in the Loan Agreement, be declared or shall forthwith become due and payable, together with all interest accrued thereon and with interest accruing thereafter at the then applicable interest rate under the Loan Agreement until the indebtedness evidenced by this
Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, reasonable attorneys' fees and legal expenses.

         Debtors hereby (i) waive diligence, demand, presentment, protest and notice of any kind, (ii) agree that it will not be necessary to first institute suit in order to enforce payment of this Note and (iii) consent to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtors is expressly hereby waived by Debtors. Upon or after maturity of this Note, or any Event of Default or termination of the Loan Agreement, Payee, shall have the right, subject to the terms of the Loan Agreement, but not the obligation, to set off against this Note all money owed by Payee to Debtors.

         No resort to any Collateral for payment shall be required prior to the enforcement hereof against Debtors and any guarantors or endorsers hereof. None of the rights of Payee or Agent shall be waived or diminished by any failure or delay in the exercise thereof.

         In the event any term or provision of this Note conflicts with any term or provision of the Loan Agreement, such term or provision of the Loan Agreement shall control.

         This Note shall be binding upon the respective successors and assigns of Debtors and, subject to the terms of the Loan Agreement, shall inure to the benefit of payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtors" shall be deemed to include each of the undersigned and their respective successors and assigns and the terms "Payee" and "Agent" shall be deemed to include their respective successors, endorsees and assigns.

         If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         This Note shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Debtors with respect to any of the Obligations, this Note or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Note, each Debtor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Note. each Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to such Debtor, and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Payee and/or Agent to bring proceedings against any Debtor in the courts of any other jurisdiction. Each Debtor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by any Debtor against Payee and/or Agent involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Note or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

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EACH DEBTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM,
DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH DEBTOR AND PAYEE AND/OR AGENT OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH DEBTOR HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT SUCH DEBTOR, PAYEE AND/OR AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                                 STANADYNE CORPORATION

                                 By:    \s\ Stephen S. Langin
                                        ----------------------------------------
                                 Name:  Stephen S. Langin
                                 Title: Vice President & Chief Financial Officer

                                 PRECISION ENGINE PRODUCTS CORP.

                                 By:    \s\ Stephen S. Langin
                                        ----------------------------------------
                                 Name:  Stephen S. Langin
                                 Title: Vice President & Chief Financial Officer

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